Subsequent Events	12 Months Ended
Dec. 31, 2024
Events after reporting period [Abstract]
Subsequent Events	Subsequent Events
On January 2, 2025, the Company and IBM announced that they had entered into a settlement agreement (see Note 30. Commitments and Contingencies) resolving all litigation matters between the two companies, inclusive of breach of contract, trade secrets and intellectual property claims. The terms of the settlement agreement are confidential. As this settlement reflects conditions arising after the reporting date of December 31, 2024, it has been classified as a non-adjusting subsequent event under IAS 10. Management has assessed that the settlement does not have a material impact on the Company’s financial position as of December 31, 2024.
On January 2, 2025, the Company prepaid all of its outstanding loans under the Term Loan A. The total amount of the prepayment was $664 million, comprising all outstanding loans and interest accrued through the date of prepayment. Upon the prepayment, assets pledged as common security under certain of the Company’s senior facilities and the revolving credit facility were irrevocably and unconditionally released in accordance with the terms. The Revolving Credit Facility continues to be available to the Company on an unsecured basis following the release of the common security.